                                                                   EXHIBIT 23.5

                       CONSENT OF INDEPENDENT ACCOUNTANTS
                       ----------------------------------


We hereby consent to the use in the Prospectus constituting part of this Registration Statement on Form S-1 of our report dated May 14, 1996 relating to the consolidated financial statements of Aviall Limited, which appears in such Prospectus. We also consent to the reference to us under the heading "Experts" in such Prospectus.


/s/ Price Waterhouse
PRICE WATERHOUSE
Chartered Accountants

Glasgow, Scotland
May 31, 1996